UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2011

FRANKLIN STREET PROPERTIES CORP.

(Exact name of registrant as specified in its charter)

Maryland	001-32470	04-3578653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Edgewater Place, Suite 200, Wakefield, Massachusetts	01880
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 557-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 Costs Associated with Exit or Disposal Activities

On December 15, 2011, Franklin Street Properties Corp. (the “Company”) announced that its broker/dealer subsidiary, FSP Investments LLC, will no longer sponsor the syndication of shares of preferred stock in newly-formed single property companies. The Company anticipates taking a charge of between $375,000 and $425,000 to earnings in the fourth quarter of 2011 to reflect costs consisting primarily of the write off of outstanding draw balances, severance payments and fees to outside professionals associated with this event.

Additional information is included in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The statements in this Item 2.05 may contain forward-looking statements based on current judgments and current knowledge of management, which are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements. Investors are cautioned that the Company’s forward-looking statements involve risks and uncertainty, including without limitation, economic conditions in the United States, disruptions in the debt markets, economic conditions in the markets in which we own properties, risks of a lessening of demand for the types of real estate owned by us, changes in government regulations, and expenditures that cannot be anticipated such as utility rate and usage increases, unanticipated repairs, additional staffing, insurance increases and real estate tax valuation reassessments. See the "Risk Factors" set forth in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2010, as the same may be updated from time to time in subsequent filings with the United States Securities and Exchange Commission. The Company cannot guarantee future results, levels of activity, performance or achievements. The Company may not update any of the forward-looking statements after the date this Current Report on Form 8-K is filed to conform them to actual results or to changes in our expectations that occur after such date, other than as required by law.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with its decision to no longer sponsor the syndication of shares of preferred stock in newly-formed single property companies as set forth under Item 2.05 on this Current Report on Form 8-K, the Company terminated the employment of William W. Gribbell, Executive Vice President, and R. Scott MacPhee, Executive Vice President, effective December 15, 2011.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2011	FRANKLIN STREET PROPERTIES CORP.
By:	/s/ George J. Carter
George J. Carter President and Chief Executive Officer

Exhibit Index

Number	Item
99.1	Press Release issued by the Company on December 15, 2011